EXECUTION VERSION

Exhibit 10.1

THIRD AMENDMENT

TO

AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT, dated as of July 25, 2014 (this “Amendment”), is entered into by and among (i) United Stationers Receivables, LLC, an Illinois limited liability company (the “SPV”), (ii) United Stationers Supply Co., an Illinois corporation, as originator (the “Originator”), (iii) United Stationers Financial Services LLC, an Illinois limited liability company, as seller (the “Seller”) and as Servicer, PNC Bank, National Association (“PNC Bank”), a national banking association, as agent (the “Agent”), as a Class Agent and as an Alternate Investor, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), a Japanese banking corporation acting through its New York Branch, as a Class Agent and an Alternate Investor.

Reference is herein made to that certain Amended and Restated Transfer and Administration Agreement, dated as of January 18, 2013 (as amended by (i) that certain Assignment and Assumption and First Amendment to Amended and Restated Transfer and Administration Agreement, dated as of June 14, 2013, (ii) that certain Second Amendment to Amended and Restated Transfer and Administration Agreement, dated as of January 23, 2014, (iii) as amended hereby and (iv) as the same may be further amended, modified supplemented, restated or replaced from time to time, the “Transfer Agreement”), by and among the SPV, the Originator, the Seller, PNC Bank, as Agent, as a Class Agent and as an Alternate Investor, and the financial institutions from time to time parties thereto as Conduit Investors and Alternate Investors. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Transfer Agreement.

WHEREAS, the parties hereto desire to amend the Transfer Agreement as set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments to Transfer Agreement.  Effective as of the Effective Date (as defined below), the Transfer Agreement is hereby amended as follows:

(a)    Section 1.1 of the Transfer Agreement is amended as follows:

(i)     The following new defined term is inserted in its proper alphabetical sequence as follows:

“Costco Receivable: Any Receivable the Obligor for which is Costco Wholesale Corporation or any of its Subsidiaries.”

(ii)    The definition of “Delinquency Ratio” is deleted in its entirety and the following is inserted in lieu thereof:

“Delinquency Ratio: For any Monthly Period, the ratio (expressed as a percentage) computed as of the related Month End Date next preceding the first day of such Monthly Period by dividing (i) the aggregate Unpaid Balance of all Delinquent Receivables (other than Specified Ineligible Receivables) and Disputed Receivables (other than Specified Ineligible Receivables and Costco Receivables) at such time by (ii) the aggregate Unpaid Balance of all Receivables (other than Specified Ineligible Receivables) at such time.”

(b)    Schedule I to the Transfer Agreement is hereby replaced in its entirety with Schedule I attached hereto.

2.    Consent to Costco Receivables.  By its execution of this Amendment, the Agent hereby evidences its consent to the designation of Receivables the Obligor for which is Costco Wholesale Corporation or any of its Subsidiaries as Eligible Receivables as required by the terms and provisions of the definition of “Specified Ineligible Receivable” set forth in Section 1.1 of the Transfer Agreement.

3.    Representations and Warranties.  Each of the Originator, the SPV, the Seller and the Servicer hereby certifies that, subject to the effectiveness of this Amendment, each of the representations and warranties set forth in the Transfer Agreement and the other Transaction Documents is true and correct on the date hereof, as if each representation and warranty were made on the date hereof.

4.     No Default.  The SPV, the Originator, the Seller and the Servicer each hereby represent and warrant that, as of the date hereof, no Termination Event or Potential Termination Event has occurred or is continuing.

5.    Transaction Documents in Full Force and Effect As Amended.  Except as specifically amended hereby, the Transfer Agreement and the other Transaction Documents shall remain in full force and effect. All references to the Transfer Agreement therein and in each other Transaction Document shall be deemed to mean the Transfer Agreement as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Transfer Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

6.     Consent of Performance Guarantor.  The Performance Guarantor hereby consents to the amendments to the Transfer Agreement set forth in this Amendment.

7.    Conditions to Effectiveness.  This Amendment shall be effective as of the date (the “Effective Date”) on which the Agent receives counterparts of this Amendment duly executed by each of the parties hereto.

8.    Miscellaneous.

(a)    This Amendment may be executed in any number of counterparts and by different parties hereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original instrument but all of which, together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)    The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)    This Amendment may not be amended or otherwise modified except as provided in the Transfer Agreement.

(d)    Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[signatures appear on the following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

UNITED STATIONERS RECEIVABLES, LLC
By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer
UNITED STATIONERS SUPPLY CO., as Originator
By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer
UNITED STATIONERS FINANCIAL SERVICES LLC, as Seller and as Servicer
By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

[signatures continue on the following pages]

Third Amendment to A&R Transfer and Administration Agreement

Acknowledged and consented to by:
UNITED STATIONERS INC., as the Performance Guarantor
By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

[signatures continue on the following pages]

Third Amendment to A&R Transfer and Administration Agreement

PNC BANK, NATIONAL ASSOCIATION, as an Alternate Investor, a Class Agent and the Agent
By:	/s/ Mark Falcione
Name: Mark Falcione
Title: Executive Vice President

[signatures continue on the following page]

Third Amendment to A&R Transfer and Administration Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as an Alternate Investor
By:	/s/ Mark Maloney
Name: Mark Maloney
Title: Vice President
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Class Agent
By:	/s/ Eric Williams
Name: Eric Williams
Title: Managing Director

[end of signatures]

Third Amendment to A&R Transfer and Administration Agreement

Schedule I

SPECIFIED INELIGIBLE RECEIVABLES

4 Max Business Products

Accurate O/E Wooster

Allied National

ASAP Office Supply

Audette Office Equipment

B&D Supplies

Betty Mills

Cardinal Office Products

Corporate Diversity Solutions

Crest Office Products

CRG-The Office Center

Council Company G

CVS Office Supply

Depot Repair Service

Discount Stationers

Dist Gama Digital

Elite Office Products Inc.

Future Image Inc.

Leonardi and Co.

Markelsz Office Products

Midwest Office Supply

National Office Solutions Inc.

NER Data Corp.

Office Products America

Paperworks, inc.

Redmen Office Supply

Salem Office Supply

Steerforth Trading

Toner Express (a/k/a Veterans Office Products)

Venable Office Equipment Co.

Walkers O/S

Warner Business Products

Watsons Office Supply

W.M. Putnam Company

Wyoming Stationary